Property and Equipment, Net	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment [Abstract]
Property and Equipment, Net
Property and Equipment, Net
Property and equipment, net consisted of the following amounts on the dates set forth below:

	December 31,
	2019	2018
Land	$6,795	$6,809
Buildings and leasehold improvements	384,975	345,262
Furniture and equipment	264,233	245,522
Computer equipment and software	311,381	307,126
Construction-in-progress, including information
technology systems under development	76,972	39,110
Total property and equipment	1,044,356	943,829
Less: accumulated depreciation and amortization	(585,511)	(544,726)
Property and equipment, net	$458,845	$399,103

Depreciation and amortization expense for property and equipment for the years ended December 31, 2019, 2018 and 2017 was $102.9 million, $90.4 million and $95.7 million, respectively.
For the years ended December 31, 2019 and 2017, the Company reduced the book value of information technology systems under development by recording impairments of $1.3 million and $4.7 million, respectively, as a result of projects no longer probable of being developed, abandoned or delayed indefinitely. The Company recorded the impairments as a component of goodwill and long-lived asset impairments on the consolidated statements of operations. The Company did not record any impairments of property and equipment in 2018. See Note 1, “Basis of Presentation and Summary of Significant Accounting Policies,” for additional information on the fair value methodology used for nonrecurring fair value measurements.